UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

January 18, 2018

Date of Report

(Date of earliest event reported)

Bear State Financial, Inc.

(Exact name of registrant as specified in its charter)

Arkansas	0-28312	71-0785261
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

900 South Shackleford Rd., Suite 401 Little Rock, Arkansas	72211
(Address of principal executive offices)	(Zip Code)

(501) 975-6033

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On January 18, 2018, Bear State Financial, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the U.S. Securities and Exchange Commission (the “SEC”) and issued a press release, attached as Exhibit 99.1 to the Original Form 8-K, to report on the Company’s financial results for the quarter and year ended December 31, 2017. Subsequent to the filing, the Company learned that it was entitled to additional earnings on life insurance policies in the amount of $909,000 and that such amount should be reflected in its financial statements for the quarter and year ended December 31, 2017. The effect of this change is to increase the Company’s total non-interest income and net income for the quarter and the year ended December 31, 2017 by $909,000, to increase the Company’s basic and diluted earnings per share for the quarter ended December 31, 2017 from $0.10 to $0.12 and to increase the Company’s basic and diluted earnings per share for the year ended December 31, 2017 from $0.54 to $0.57 and $0.56, respectively. The change also affects certain of the Company’s profitability and performance ratios and regulatory capital ratios as previously reported. A corrected earnings release for the quarter and year ended December 31, 2017, reflecting the change described herein, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

      In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 of this amended Current Report on Form 8-K, including Exhibit 99.1 hereto, which is furnished herewith pursuant to this Item 2.02, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of Section 18 of the Exchange Act. The information in this Item 2.02 of this amended Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, the rules of the SEC thereunder, the Exchange Act, or the rules of the SEC thereunder except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Corrected Earnings Release of Bear State Financial, Inc., dated February 15, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAR STATE FINANCIAL, INC.

Date: February 15, 2018	By:	/s/ Sherri R. Billings
	Name:	Sherri R. Billings
	Title:	Senior Executive Vice President Chief Financial Officer